EXHIBIT 10.7
ASSIGNMENT AND ASSUMPTION AGREEMENT
This Assignment and Assumption Agreement dated as of July 2, 2010 between United America Indemnity, Ltd., an exempted company formed with limited liability under the laws of the Cayman Islands (“UAI-Cayman”) and Global Indemnity plc, a public limited company organized under the laws of Ireland (“GI plc”) relates to the Amended and Restated Shareholders Agreement, dated as of December 15, 2003, as amended on April 10, 2006 (the “Shareholders Agreement”), by and among UAI-Cayman, the FPC Shareholders and the Trusts (each as defined in the Shareholders Agreement).
WITNESSETH:
WHEREAS, UAI-Cayman is a public company listed on The NASDAQ Global Select Market system (“NASDAQ”);
WHEREAS, UAI-Cayman will become a subsidiary of GI plc and GI plc will become a public company and UAI-Cayman will cease being a public company listed on NASDAQ pursuant to the scheme of arrangement under Cayman law;
WHEREAS, Section 8.4 of the Shareholders Agreement provides that the provisions of the Shareholders Agreement shall apply to any and all other share capital of UAI-Cayman or any successor or assign of UAI-Cayman (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of, UAI-Cayman common shares, or that may be issued by reason of any reorganization or otherwise;
WHEREAS, UAI-Cayman wants to assign and delegate to GI plc all of its rights and obligations under the Shareholders Agreement, and GI plc has agreed to accept such assignment and to assume and become liable for all of the obligations of UAI-Cayman under the Shareholders Agreement;
WHEREAS, GI plc intends for UAI-Cayman to have no further obligations or liabilities under the Shareholders Agreement;
NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties agree as follows:
1. UAI-Cayman hereby assigns and delegates to GI plc all of its rights and obligations, respectively, under the Shareholders Agreement.
2. GI plc hereby accepts the assignment and assumes all obligations of UAI-Cayman under the Shareholders Agreement.
3. This Assignment and Assumption Agreement will become effective on and as of the date hereof.

4. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Shareholders Agreement will remain unamended and not waived and will continue to be in full force and effect.
5. This Assignment and Assumption Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all the counterparts will together constitute one and the same instrument.
6. If any provision hereof, or the application thereof to any person or circumstance, will to any extent be invalid or unenforceable, the remaining provisions herein, or the application of such provisions to any persons or circumstances other than those to which it is held invalid or unenforceable, will not be affected thereby.
7. This Assignment and Assumption Agreement and the Shareholders Agreement represent the entire agreement of parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the parties relative to the subject matter hereof not expressly set forth or referred to herein or in the Shareholders Agreement.
8. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ASSIGNMENT AND ASSUMPTION AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have duly executed or caused to be duly executed this Assignment and Assumption Agreement as of the date first above written.

UNITED AMERICA INDEMNITY, LTD.
By:	/s/ Larry A. Frakes
	Name:	Larry A. Frakes
	Title:	President and Chief Executive Officer

Given under the Common Seal of GLOBAL INDEMNITY PLC
By:	/s/ Larry A. Frakes
Director

By:	/s/ Linda Hohn
Director/Secretary